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                                                                    EXHIBIT 23.1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation by reference of our report dated June 29, 2001 included in this Form 11-K, into the Company's previously filed Registration Statements on Form S-8 (No. 333-42891, No. 333-90819, No. 333-56967, No. 333-07623, No. 333-20669,
No. 333-19453 and No. 333-29265).


ARTHUR ANDERSEN LLP

Fort Lauderdale, Florida,
  June 29, 2001.